UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 11, 2006

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Amendment of Coca-Cola Enterprises Stock Deferral Plan

On December 11, 2006, the company amended and restated the Stock Deferral Plan, effective January 1, 2005, to prohibit new deferrals under the plan and to comply with the provisions of Section 409A of the Internal Revenue Code.

The plan is filed herewith as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

10.1	Stock Deferral Plan (As Amended and Restated Effective January 1, 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: December 14, 2006	By:	/S/ JOHN J. CULHANE
John J. Culhane Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Deferral Plan (As Amended and Restated Effective January 1, 2005)